

NASDAQ: VWAV

OVERVIEW · JULY/AUGUST 2026

VisionWave Holdings, Inc.

Intelligence for Autonomous Systems

Forward-Looking Statements

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements regarding VisionWave Holdings, Inc.'s (the "Company" or "VisionWave") business strategy, market opportunities, technology development (including qSpeed™, VisionWave Stratum™, VisionRF™, and other core platforms), dual-market positioning in defense/homeland security and commercial sectors, operating model, acquisition plans, subsidiary performance (e.g., Solar Drone, SaverOne), technology transfer benefits, recent developments (e.g., RF-based partnerships, qSpeed advancements), leadership capabilities, investment thesis, and future growth, innovation, revenue potential, and shareholder value creation. These statements are based on current expectations, assumptions, estimates, projections, and beliefs of the Company's management as of the date of this presentation, and are subject to significant risks, uncertainties, and other factors that could cause actual results, performance, achievements, timelines, or outcomes to differ materially from those expressed or implied herein. Forward-looking statements can be identified by words such as "believes," "expects," "could," "may," "will," "should," "seeks," "likely," "intends," "plans," "projects," "estimates," "anticipates," "potential," "aims," "designed to," "intended to," "targeting," "positioned at," "accelerating," "compounding," "de-risked," "explosive," or similar expressions, or discussions of strategy, plans, intentions, or future events. These statements speak only as of the date of this presentation (July 2026), and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise, except as required by applicable law.

Important factors that could cause actual results to differ materially include, but are not limited to:

Technology and Product Development Risks: The Company's technologies (e.g., qSpeed computational acceleration, RF sensing, AI engines) are in early/pre-commercial stages, including proof-of-concept phases; risks of technical challenges, delays in development, integration failures, scalability issues, performance shortfalls (e.g., latency reductions, threat detection accuracy), or inability to achieve intended benefits in defense or commercial applications; dependence on successful POC demonstrations, third-party evaluations, and regulatory certifications.

Market and Adoption Risks: Uncertainty in realizing estimated addressable markets ($2+ trillion defense, $5+ trillion civilian) due to competition, evolving customer needs, regulatory changes, or failure to penetrate markets; reliance on government contracts/funding in defense (subject to budget cuts, procurement delays, geopolitical events) and commercial scalability in nascent sectors like autonomous vehicles, drones, and smart infrastructure.

Acquisition, Integration, and Partnership Risks: Challenges in executing disciplined acquisitions (e.g., Solar Drone, SaverOne strategic exchange with potential 51% control subject to milestones, equity issuances, and regulatory approvals); integration difficulties, cultural mismatches, IP conflicts, milestone non-achievement, dilution from equity deals, or underperformance of subsidiaries/operating companies.

Operational and Financial Risks: Limited operating history post-July 2025 business combination; potential material weaknesses in internal controls, liquidity constraints (initial $50M funding may not suffice for growth), cash burn from R&D/acquisitions; dependence on key personnel (e.g., leadership transitions); concentration in defense sector exposing to industry-specific downturns.

Intellectual Property and Regulatory Risks: Ability to protect, enforce, and monetize centralized IP; export controls, ITAR/FAR compliance in defense tech; data privacy/security issues in AI/RF applications; litigation risks related to IP infringement, contracts, or shareholder claims.

Economic, Geopolitical, and External Risks: General economic conditions, inflation/interest rates, supply chain disruptions, international conflicts affecting defense spending or tech supply; cybersecurity threats; pandemics or other events impacting operations.

Other Risks: As detailed in the Company's SEC filings (e.g., Form 10-K, 10-Q, 8-K), including risk factors related to SPAC business combinations, Nasdaq listing compliance, and emerging growth company status.

These risks, among others, are described in more detail in the Company's filings with the U.S. Securities and Exchange Commission (SEC), available at www.sec.gov. Investors, analysts, and other readers are strongly cautioned not to place undue reliance on these forward-looking statements, as they are not guarantees of future performance or outcomes. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements except as required by law.

This cautionary statement should be read in conjunction with the full presentation and the Company's periodic reports. This presentation is for informational purposes only and does not constitute an offer to sell or solicitation of an offer to buy securities.

COMPANY SNAPSHOT

VisionWave at a Glance

A dual-market autonomous-systems platform and sensing-technology holding company spanning defense and commercial infrastructure.

WHAT WE DO

- Develop proprietary AI, computational & RF-based technologies for unmanned ground, air & sea vehicles (UxVs).
- Offer a complete mission-specific ecosystem, including our own mobile platforms such as VARAN™ UGV and our own drones.
- Holding company (Jul 2025 SPAC business combination); IP & R&D centralized, operating companies execute in defined markets.

Nasdaq: VWAV

Public since Jul 2025

USA · UK · FR · IL

Offices internationally



PURPOSE

Mission & Vision

MISSION

Power the future of autonomous systems using advanced proprietary technologies, AI, computational acceleration, and RF-based sensing, integrated into unmanned vehicles across air, ground, and sea for defense and commercial markets.

VISION

Build a diversified autonomous-systems platform, extend defense-proven technologies into large commercial markets, and create long-term shareholder value through IP ownership, scale, and disciplined growth.

TWO OPERATING DIVISIONS



Defense & Aerospace Group

Military and homeland-security platforms: the STRATUM ecosystem (VARAN, TALON, D-FLY, CAEAN).



Commercial Group

Launched in 2026; extends defense-proven sensing and AI into commercial infrastructure markets.

STRATEGY

Dual-Market Strategy – plus M&A

01

Defense & Homeland Security

Mission-critical autonomy and sensing, ISR, counter-UAS, force protection, and EW.

02

Commercial & Infrastructure

Scalable applications in energy, inspection, and industrial operations.

03

Disciplined M&A

Expand reach without duplicating core development; integrate via shared IP.

OPERATING MODEL

- VisionWave Holdings retains IP ownership and R&D leadership.
- Operating companies execute in defined markets with commercial focus.
- Shared technologies enable cross-market leverage; disciplined M&A integration.



One solution. Three layers.

An integrated autonomous-systems stack, delivered as a complete solution, not bolted together later.



01 PLATFORMS

Autonomous vehicles across domains.

- VARAN™ Unmanned Ground Vehicle
- Tactical drone fleet (TALON, D-FLY)
- Solar Drone industrial systems
- Aerospace composites (CMFBM)



02 PAYLOADS

Modular mission modules.

- Drone canisters & weapons stations
- Radar, RF sensing & EW
- ISR / optical mast
- Logistics, medical, EOD



03 SOFTWARE

The intelligence layer.

- Stratum AI mission planning
- Foresight 3D passive sensing
- xClibre AI video intelligence
- qSpeed computational acceleration

MARKET OPPORTUNITY

Two demand curves, one platform

Defense modernization and commercial automation are both accelerating, VisionWave serves both.

$2T+

DEFENSE & HOMELAND SECURITY 2026

Autonomous weapons & UAV · counter-drone · border security · critical-infrastructure protection · EW · fire control.

$5T+

COMMERCIAL & CIVILIAN INFRASTRUCTURE 2026

Autonomous vehicles ($300B+) · energy · commercial drones · smart cities ($820B+) · medical imaging ($47B+) · industrial automation ($395B+).



Expeditionary autonomy across defense and commercial domains.

Sources: Global Defense Spending to Top $2.6 Trillion in 2026; McKinsey & Company Commercial Drone Market Size, Share & Growth Report – 2032; Grand View Research Smart Cities Market Size And Share | Industry Report, 2030; Fortune Business Insights Medical Imaging Market Size, Share | Growth Analysis [2034]; MarketsandMarkets Precision Farming Market 2025- 2032 [293 Pages & 242 Tables]

CORE TECHNOLOGY

The STRATUM Ecosystem

A unified AI-driven architecture connecting VisionWave's platforms for coordinated air-ground operations, introduced at Eurosatory 2026 (Paris).

1

VARAN

Modular autonomous ground vehicle (UGV). UK-engineered: up to 45 mph, 400 kg payload, 1,000+ kg towing, 8 mission profiles.

2

TALON

Tactical autonomous aerial system for ISR, comms relay, distributed sensing, payload delivery, and overwatch. Built in the UK.

3

D-FLY

Autonomous counter-UAS interceptor, rapid response to hostile drones and low-altitude threats.

4

COMMAND

AI-enabled sensing, mission-intelligence, and battlefield-awareness layer within the STRATUM ecosystem.

▶ Watch the VARAN reveal

All IP is centrally owned by the Holding company and licensed to subsidiaries and partners.

STRATUM PLATFORMS · AIR & GROUND

One coordinated autonomous fleet

Ground, aerial, and counter-UAS platforms designed to operate together across contested and commercial environments.



TALON / D-FLY Tactical UAV and autonomous counter-UAS interceptor.



Autonomous ISR & Strike Persistent overwatch and response in contested zones.



Manned-Unmanned Teaming Operator-teamed reconnaissance and short-range ISR.



Expeditionary Deployment Dismounted, mobile autonomy for austere terrain.

VARAN™ UGV at a Glance



VARAN™, a new UGV designed and manufactured by VisionWave for better field flexibility and ROI across military and commercial use.

Twelve capabilities in one modular platform

- Modular, payload-agnostic architecture
- Autonomous mobility, all conditions
- GNSS-denied operation
- Field-reconfigurable
- Counter-UAS integration ready
- Electronic-warfare payload capable
- Multi-mission, multi-domain
- Low visual, thermal & acoustic signature
- Open systems architecture
- Manned-unmanned teaming ready
- Expeditionary deployment
- Competitively priced

Built for many missions.

VARAN™ is payload-agnostic. The chassis stays constant; the mission module changes.



VARAN™ in field operation, click to view video.

▶ Watch the VARAN reveal

Drone Canisters

Launch / recovery for tactical aerial assets.

Remote Weapon Stations

Stabilised MG and small-calibre mounts.

RF, Stereoscopic Optical and Thermal IR Sensing

Detection, classification, EM awareness.

ISR & Optical Mast

EO/IR sensors and elevated observation.

Logistics & Resupply

Cargo, ammunition, fuel, water modules.

Specialist Modules

Medical, EOD, EW, route clearance.

See without being seen.

Passive 3D perception for autonomous maneuver in contested environments.

Foresight 3D Sensing is VisionWave's passive, non-emitting stereo-vision system, combining visible-spectrum and thermal imaging with AI-driven terrain interpretation to deliver autonomous awareness without emissions an adversary can detect or target.

STEALTH BY DESIGN

Active radar and LiDAR can be located. Passive perception cannot. Our architecture delivers autonomy without the signature.



CROSS-MARKET LEVERAGE

Dual-Use Technology Transfer

The same core technologies move in both directions, hardening commercial products and scaling defense-proven capability.

MILITARY → CIVILIAN

Drones, Counter-UAS & UGV

Argus autonomous navigation in GPS-denied zones; de-mining, gun platforms, troop/cargo movement → delivery UGVs, agri-monitoring, search-and-rescue, inspection.

Vision-RF Defense Systems

WaveStrike RF fire control, see-through-wall detection, NLOS targeting → building inspection, infrastructure integrity, medical imaging, survivor location.

AI-Powered Threat Detection

Combat image enhancement, real-time threat classification (qSpeed) → early disease detection, autonomous-vehicle perception, security enhancement.

CIVILIAN → MILITARY

Commercial Drone Technology

Collision avoidance, swarm coordination, IoT connectivity → enhanced UAV coordination, resilient comms, tactical swarm ops with qSpeed acceleration.

5G & RF Communications

Civilian 5G, IoT sensor networks, smart-city RF → battlefield spectrum awareness, counter-electronic warfare, resilient tactical comms.

Edge AI Optimization

Smartphone AI, IoT efficiency, battery-optimized processing → tactical edge computing, real-time battlefield analytics, decision support.

IP Portfolio

*A robust patent portfolio built through internal development, acquisition, and joint ventures, **25 total (20 granted, 5 pending)**. Full list at www.vwav.inc.*

VisionRF / SaverOne RF

RF sensing for threat detection, infrastructure inspection, and non-line-of-sight; commercialized with SaverOne.

xClibre (acquired IP)

AI video-intelligence "Camera-as-sensor" AI turning camera streams into machine-actionable intelligence; in Solar Drone.

GhostSight™

Hybrid Passive Radar Architecture Using Intelligent Cooperative Illumination

SDNN ("Mother")

Symbiotic Deep Neural Network: central AI reasoning layer fusing UGV, UAV, satellite, and sensor data.

qSpeed

Computational-acceleration architecture cutting latency in fire control, counter-UAS, and mining.

DeepWave RF

RF + AI + SDR for subsurface geological sensing (oil / gas / mineral); tied to the Liberia engagement.

PORTFOLIO

Operating Companies & Partners

VW — VisionWave Technologies

Wholly owned

Primary defense subsidiary; develops the STRATUM ecosystem (VARAN, TALON, D-FLY, CAEAN).

SD — Solar Drone Ltd. (+51% Junko)

Wholly owned

Drone payloads for cleaning solar farms and power lines; recurring commercial and energy demand.

SO — SaverOne 2014 (SVRE)

~41% · equity method

AI road-safety and RF detection/sensing; three-stage exchange (~$7M) closed Jun 2026.

QS — QuantumSpeed IP (Adrian)

Asset purchase · closed

Computational-acceleration IP acquired Jan 2026: 3M shares + 7M contingent + $10M note (partly settled).

T3 — T3 Defense (DFNS)

~9.96% · passive

Passive cross-holding established May 2026 via a share exchange (Schedule 13G).

SX — Stratonex Defence Tech.

Distributor

UK / Europe commercialization and sovereign-delivery partner; 2-year auto-renewing term.

GROWTH

M&A Pipeline: Pending Transactions

An active acquisition and joint-venture pipeline, each subject to closing conditions, due diligence, and regulatory approval.

MA Meteor Aerospace

51% · pending

Binding agreement (Jun 2026): 51% for ~$20.4M stock ($40M pre-money). Founder is ex-IAI CEO; adds aerospace & EW depth. Conditioned on UAV flight validation.

VL VIP Lux Travel / PKLST

60% · pending

May 2026: VisionWave Israel to acquire 60% of two Israeli travel & tourism firms.

CM CMFBM Composite Materials

51% · pending

Israel's largest private composite manufacturer. 250,000 shares ($2.5M) + $5M secured loan; subject to India JV condition; closing not yet confirmed.

COMMERCIAL PLATFORMS

Field-Tested Technology



Solar Drone

WHOLLY OWNED · COMMERCIAL

Drone-mounted payload systems for large-scale solar-farm and power-line cleaning, addressing recurring commercial and energy-market demand.

www.solardrones.net



CMFBM Composite Materials

51% (pending) · COMMERCIAL & DEFENSE

Israel's largest private composite manufacturer: UAVs, drones, and radomes up to ~18 m wingspan, plus civil-aviation parts (previously served as sole supplier of Boeing 787 AC passenger-door parts).

AI PLATFORM

Stratum AI

VisionWave's AI autonomy and mission-control layer: a decision-support platform that coordinates autonomous systems, fuses field data, and delivers real-time mission awareness across defense, homeland security, and commercial operations.


Stratum AI
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Defense & Cybersecurity Intelligence
Stratum AI
Ask StratumAI about defense, cybersecurity, RF systems, or advanced technologies...

StratumAI, VisionWave's defense and cybersecurity intelligence assistant (product interface).

Mission-Control AI
Coordinates autonomous systems and unmanned platforms across a shared, real-time operating picture.

Sensor Fusion & Decision Support
Fuses field data into coordinated mission understanding and actionable, source-cited decision support.

Autonomy Orchestration
VisionWave's autonomy and intelligence layer, unifying assets across defense, homeland security, and commercial ops.

MOMENTUM

Recent Strategic Developments (1 of 2)

First Commercial Homeland-Security Order
Apr 2026

Signed purchase order from a Latin American public-safety organization for drone-based operational systems and integrated payload technologies, the Company's first commercial homeland-security order.

xClibre™ IP Acquisition
Apr 2026

Completed acquisition of 100% of the xClibre™ AI video-intelligence IP portfolio, independently valued at ~$60M by BDO Consulting Group.

Strategic Investment, Foresight Autonomous
Jun 2026

Definitive Securities Exchange Agreement to acquire 52% of Foresight Autonomous Holdings (Nasdaq: FRSX) for $17.5M in VWAV equity, extending the RF-perception stack.

Evolution to a Multi-Modal Sensing Stack
2026

Moved from a primarily RF-based platform toward an integrated stack combining RF detection, stereo/thermal computer vision, and AI video analytics, unified through autonomous C2.

MOMENTUM

Recent Strategic Developments (2 of 2)

Meteor Aerospace, Binding Acquisition — Jun 2026

Signed a definitive binding agreement (Jun 30, 2026) for a 51% controlling interest in Meteor Aerospace for ~$20.4M in stock ($40M pre-money); founder is ex-IAI CEO, adding aerospace and EW depth.

Eurosatory 2026 Debut, Paris — Jun 2026

First international defense-exhibition presence (Jun 15-19, 2026): publicly unveiled the VARAN Autonomous Ground System, with TALON and D-FLY revealed as one coordinated STRATUM ecosystem.

SaverOne RF-Defense Transaction Completed — Jun 2026

SaverOne and VisionWave jointly announced completion of all stages of their RF-defense transaction (Jun 26, 2026), ~$7 million total; VisionWave holds ~41% of SaverOne (equity method).

Stratonex Partnership Agreement — Jul 2026

Signed a Strategic Partner Agreement with Stratonex Defence Technologies Ltd. (Jul 1, 2026), the UK and Europe commercialization and sovereign-delivery partner; two-year auto-renewing term.

FINANCIALS

Financial Position & Liquidity

$11.3M*	Avg. Volume	Market Cap
Cash	766,490*	106.5M*

FUNDING BASE

- $50M SEPA standby equity purchase agreement (draws at 97% of 3-day VWAP).
- $20M senior secured loan (closed Feb 2026); $5M convertible note facility.
- Stanley Hills working-capital support, irrevocable through Feb 2027.

* As of July 20 2026

REACH

Global Presence & Target Markets

United States
HQ, R&D & capital markets. U.S. Army C-sUAS proposals, AUSA; MOA with a Tier-1 defense contractor (~$9B); paid pilot with a $13B UAE arms maker.

Israel
VisionWave IL Ltd. operations. SaverOne (~41%), Meteor (51%, pending), CMFBM (large manufacturing facilities); MoD border-security program.

United Kingdom
VisionWave UK Ltd. Program and design management for VARAN UGV, TALON & D-FLY UAVs. Stratonex strategic partner with strong armed forces contacts in UK and Europe.

France
Business Development/ Operational offices; first int'l defense-exhibition presence at Eurosatory 2026 (Paris).

Asia
India: Large UGV opportunities; MoD 10-year agreement discussions; local manufacturing feasibility. Multiple other opportunities in Asia (Korea, Japan, Singapore, Indonesia)

Latin America / Mexico
First commercial homeland-security order: for a Mexican state government, for drone-based surveillance.

Africa
Letter of Engagement with NOCAL (Liberia), offshore Blocks LB-4/LB-5; $600K plus $4M contingent; LPRA prequalification underway. DeepWave RF subsurface-sensing in development.

Germany
German military interest in a counter-UAS interceptor.

DIFFERENTIATION

Competitive Positioning

1 Integrated, multi-platform ecosystem

Coordinated air-ground autonomy (STRATUM) vs. single-product competitors.

2 Dual-market IP platform

One technology stack serving defense and commercial markets, lowering per-unit dev cost.

3 Holding-company structure

IP centralized at the holding company; core technologies licensed across subsidiaries.

4 RF sensing ecosystem

SaverOne (~41%) and Foresight (52%, pending) extend the RF/perception stack.

5 Aerospace & EW expansion

Pending Meteor (51%) would add aerospace engineering, EW, and C4ISR depth.

6 Validation & reach

UAE live-fire (2025) plus Eurosatory 2026 debut; new UK/EU distributor broadens go-to-market.

WHY VISIONWAVE

The VisionWave Advantage

Technology

Under development and evaluation for defense applications; proven and field-tested in commercial applications.

Dual Revenue Streams

Pursuing revenue from both defense and commercial channels, including the first homeland-security order (Apr 2026).

Accelerated Innovation

Military rigor pushes boundaries; civilian iteration refines deployment and opens bigger target markets.

Strategic Partnerships

Seeking to further integrate VisionWave technologies across the defense ecosystem.

Shared R&D Investment

A single platform serves multiple markets, reducing per-unit development cost.

National Security Value

Maintaining the defense industrial base through commercial viability.

TEAM

Executive Leadership



Doug Davis

CEO & Executive Chairman

35+ yrs in tech & finance; CEO/BD and M&A leadership. AB Stanford, MBA UCLA.



Dr. Danny Rittman

CTO & CISO

Inventor in AI, chip design & software; PhD Computer Science; quantum processors.



Erik Klinger

Chief Financial Officer

M&A and capital markets; former CEO of CIMfinity, CFO of Gopher Protocol. Dartmouth, MBA UCLA.



Eric T. Shuss

COO & Board Member

Enterprise leadership in AI, robotics, ERP, telecom & automation; serial founder/CEO.



Atara Dzikowski

VP Business Development & M&A

BD executive & founder; AI, e-commerce, drones & green-energy; global market expansion.

GOVERNANCE

Board of Directors



Doug Davis

Chairman

CEO & Executive Chairman; 35+ yrs in tech, finance, and M&A.



Chuck Hansen

Lead Independent Director

CEO of Electro Scan; 19 patents; FAA-certified pilot & drone operator. BS Berkeley, MBA UCLA.



Haggai Ravid

Independent · Audit Chair

Former CEO of Cukierman & Co. Investment House; CFO of Seamless Group (Nasdaq: CURR).



Atara Dzikowski

Director · M&A Committee Chair

BD executive & founder; AI, e-commerce, drones, green energy; former public-company CEO.



Judit Nagypal

Independent Director

Senior exec across Microsoft, Coca-Cola, Danone, and Kraft; tech partnerships & human capital.



Daniel (Zalman) Ollech

Independent Director

Global commodities, supply-chain, and secure digital-infrastructure expertise.



Mansour Khatib

Independent Director

Former CEO of GBT Technologies; oversight on governance, compliance, and strategy.



Eric T. Shuss

Director

COO; enterprise systems, cloud, and automation leader.



Shayna Quinn

Independent Director

M&A and operations executive; mobility & advanced tech; former Kaptyn and Juno leadership.

GOVERNANCE

Advisory Board & Regional Leadership

ADVISORY BOARD



Ambassador (Ret.) Ned L. Siegel

Advisory Board Member

Former U.S. Ambassador to the Bahamas; decades of leadership in real estate, public service, and advisory roles. J.D., Dickinson.



Ben Everitt

Advisory Board Member

Former UK Member of Parliament and Royal College of Defence Studies graduate; deep Whitehall and Armed Forces networks.



V. Admiral (Ret.) Eliezer Marom

Advisory Board Member

Former Commander of the Israeli Navy; former chairman of the Israeli airport authority; warfare-systems expert.

REGIONAL LEADERSHIP

Jez Williman

Managing Director, UK & Europe

Einav Eliraz

CFO, Israel Operations

Adir Sabag

Director, Israel Operations

INVESTMENT THESIS

Unique exposure to defense × automation

VisionWave offers investors exposure to the convergence of defense modernization and civilian automation.

$7T+ combined markets 2026

Dual defense + commercial markets accessed from one shared technology platform.

Reduced concentration risk

Dual-market strategy is intended to reduce exposure to single-sector cyclicality.

Compounding R&D returns

Goal to compound R&D returns across both domains through shared IP and infrastructure.

Time-critical positioning

Strategic positioning in autonomous systems, AI, and RF sensing, with early commercial orders.

Vision & outlook: build diversified autonomous-systems platforms · extend defense-proven technologies into large commercial markets · create long-term shareholder value through IP, scale, and disciplined growth.

LAUNCHED AT EUROSATORY 2026

Let's talk.

A detailed briefing, including platform specifications, mission configurations, financials, and demonstration footage, is available to qualified parties subject to execution of an appropriate Non-Disclosure Agreement. Contact us to arrange an introductory call or an in-country technical visit.

CONTACT

Investor Relations
ir@vwav.inc

Web
www.vwav.inc

Nasdaq: VWAV

VisionWave Holdings, Inc. · West Hollywood, CA USA · Wilmington, DE USA